CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     IN CONNECTION WITH THE ACCOMPANYING QUARTERLY REPORT ON FORM 10-QSB OF
VIVA INTERNATIONAL, INC. FOR THE QUARTER ENDED JUNE 30, 2003, I,
ROBERT SCOTT, CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF ALTUS AEROSPACE INTERNATIONAL, INC. HEREBY CERTIFY PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, TO THE BEST OF MY KNOWLEDGE AND BELIEF, THAT:

     1. Such Quarterly Report on Form 10-QSB for the period ended June 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the period ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Viva International, Inc.

Dated:  August 19, 2003

VIVA INTERNATIONAL, INC.


By: /s/ Robert Scott
-------------------------------------
Chief Executive Officer and
Chief Financial Officer